Exhibit 10.18

“Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv) because it is both (i) not material and (ii) and the type of information that is confidential.”

Purchase Order No.: P000096970 (Please reference this Purchase Order on all invoices) Order Date: 9/30/2020 Modification Date: 4/8/2022 Modification No : 15
CACI, INC.-FEDERAL	CORVUS CONSULTING LLC ______________________ ______________________ USA ______________________ _________________________ ______________

Ceiling Value	$6,742,678.44

POP Start	10/1/2020

POP End	4/6/2023

Order Type	Labor Hour

Ship Via	Best Way

Deliver To	____________ ______________________ _______________________________ _____________

Payment Terms	NET 45

Upload Invoice To	Payment for hours worked will be made based on approved time sheets in CACI's subcontractor timekeeping system. See terms

CACI Contact for this Order	_________________ ______________________

Prime Contract Number	47QTCK18D0009

Prime Delivery Order Number	47QFWA20F0011

Documents Included by Reference
Other (S)	Funding Table

Purchase Order No.: P000096970 (Please reference this Purchase Order on all invoices) Order Date: 9/30/2020 Modification Date: 4/8/2022 Modification No : 15
CACI, INC.-FEDERAL	CORVUS CONSULTING LLC ______________________ ______________________ USA ______________________ _________________________ ______________

Item	Reference and Description	Quantity	Units	Unit Price	Tax	Total Price
1	Base Year Labor POP: 10/1/2020 - 4/21/2021 Comments: de-obligating remaining base year funding and re-obligating to OY1	1.00	Not to Exceed	$343529.600	$0.00	$343,529.60
2	20610.0010 Option Year 1 Labor support POP: 4/7/2021 - 4/6/2022 Comments: Funding through PoP	1.00	Not to Exceed	$1532208.00	$0.00	$1,532,208.00
3	20610.0010 Option Year 1 Labor Support POP: 7/12/2021 - 4/6/2022 Comments: Funding 2 FTE - Computer Scientists Mar- PoP	1.00	Not to Exceed	$375280.960	$0.00	$375,280.96
4	20610.0010 Option Year 1 Travel POP: 9/1/2021 - 4/6/2022 Comments: Funding for Stephanie Chenault's Sept travel	1.00	Not to Exceed	$3000.0000	$0.00	$3,000.00
5	20610.0010 Option Year 2 Labor Support POP: 4/7/2022 - 4/6/2023 Comments: Funding for 10 FTE April 7- Jun	1.00	Not to Exceed	$979577.020	$0.00	$979,577.02
6	20610.0010 Option Year 2 Labor Support POP: 4/7/2022 - 4/6/2023 Comments: Funding for 2 FTE April 7- Jun	1.00	Not to Exceed	$168544.370	$0.00	$168,544.37

Total before Tax	3,402,139.95 USD
Total after Tax	3,402,139.95 USD

We/I acknowledge receipt of the Purchase Order. We/I agree to comply with these instructions and hereby accept the conditions, agreements, and terms stated within this Purchase Order and in the attachments hereto. Supplier certifies that all documents and certifications incorporated by reference into this award are true, correct and accurate as of the date of execution.

Purchase Order No.: P000096970 (Please reference this Purchase Order on all invoices) Order Date: 9/30/2020 Modification Date: 4/8/2022 Modification No : 15
CACI, INC.-FEDERAL	CORVUS CONSULTING LLC ______________________ ______________________ USA ______________________ _________________________ ______________

CACI Procurement (Electronic Signed by): Date:

Supplier Point of Contact (Electronic Signed by): Date:

Purchase Order No.: P000096970 (Please reference this Purchase Order on all invoices) Order Date: 9/30/2020 Modification Date: 4/8/2022 Modification No : 15
CACI, INC.-FEDERAL	CORVUS CONSULTING LLC ______________________ ________________________ _________________________________

Item 1 – SUBCONTRACT MODIFICATION 15

Modification 15 is being issued to accomplish the following:

•	Line Item 5 (OY 2 Labor support) funding value increase from: $0.00 by: $979,577.02 to: $979,577.02
•	Line Item 6 (OY 2Labor support) funding value increase from: $0.00 by: $168,544.37 to: $168,544.37
•	Increase Overall Funding from: $2,254,018.56 by: $1,148,121.39 to: $3,402,139.95
•	No change to ceiling value

Funded Value
Previous Value:	$2,254,512.48
Modified By:	$1,148,121.39
Revised Value:	$2,254,018.56

Ceiling Value
Previous Value:	$6,742,678.44
Modified By:	$0.00
Revised Value:	$6,742,678.44

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